UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 25, 2020
Date of Report (Date of Earliest Event Reported)
HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange
Preferred Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 is incorporated herein by reference.

Item 1.02.          Termination of a Material Definitive Agreement.

The information set forth in Item 3.03 is incorporated herein by reference.

Item 3.03.          Material Modification to Rights of Security Holders.

On June 25, 2020, HP Inc. (the “Company”) and Equiniti Trust Company, as rights agent (the “Rights Agent”), entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of February 20, 2020, between the Company and the Rights Agent (the “Rights Agreement”) as filed as Exhibit 4.1 to the Company’s Form 8-K dated February 20, 2020.

The Amendment accelerates the expiration of the Company’s preferred share purchase rights (the “Rights”) under the Rights Agreement to 5:00 P.M., New York time, on June 25, 2020, and the Rights Agreement terminated at such time. At the time of the termination of the Rights Agreement, all Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement expired.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.1 to this report and incorporated herein by reference.

Item 8.01.          Other Events.

On June 26, 2020, the Company announced the Amendment to accelerate the expiration of the Rights and issued a press release relating to such event, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits.          The following exhibits are filed as part of this report:

4.1	First Amendment to Rights Agreement, dated as of June 25, 2020, between HP Inc. and Equiniti Trust Company, as rights agent.
99.1	Press Release, dated as of June 26, 2020.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: June 26, 2020	By:	/s/ RUAIRIDH ROSS
	Name:	Ruairidh Ross
	Title:	Global Head of Strategic Legal Matters and Assistant Secretary